Exhibit 99.1
GitLab Reports First Quarter Fiscal Year 2023 Financial Results

Quarterly revenue of $87.4 million, up 75% year-over-year
Strong Dollar-Based Net Retention Rate above 130%

Fiscal First Quarter Highlights:
•Total revenue of $87.4 million
•GAAP operating margin of (49)%; Non-GAAP operating margin of (28)%
•GAAP net loss per share of $(0.18); Non-GAAP net loss per share of $(0.18)

San Francisco (June 6, 2022) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The One DevOps Platform, today reported financial results for its first quarter fiscal year 2023, ended April 30, 2022.

“We have seen a substantial shift in how enterprises are developing, operating, and securing software by moving to a platform strategy. As a result, our One DevOps Platform is gaining momentum and broader adoption,” said Sid Sijbrandij, GitLab CEO and Co-Founder. “While accelerating revenue growth, we were also able to show significant operating leverage. Underpinning this acceleration in growth was a higher velocity of new customer wins, as well as seat expansion and tier upgrades of existing customers. As we look forward, we are seeing continued strong momentum for customers adopting our One DevOps platform.”

“I am very pleased we delivered a robust first quarter exceeding our guidance,” said Brian Robins, GitLab CFO. “Metrics in the first quarter were strong: 75% year-over-year revenue growth, dollar-based net retention above 130%, 92% year-over-year RPO growth, 90% non-GAAP gross margins, non-GAAP operating margin improvement of 1,700 basis points year-over-year and we saw great growth in all the customer segments despite the macro-environment. We remain committed to responsible growth.”

First Quarter Fiscal Year 2023 Financial Highlights (in millions, except per share data and percentages):

	Q1 FY 2023	Q1 FY 2022	Y/Y Change
Revenue	$87.4	$49.9	75%
GAAP Gross margin	89%	87%
Non-GAAP Gross margin	90%	87%
GAAP Operating loss	$(42.9)	$(26.0)	$(16.9)
Non-GAAP Operating loss	$(24.8)	$(22.5)	$(2.3)
GAAP Net loss attributable to GitLab	$(26.1)	$(27.9)	$1.8
Non-GAAP Net loss attributable to GitLab	$(26.5)	$(23.4)	$(3.1)
GAAP Net loss per share attributable to GitLab	$(0.18)	$(0.53)	$0.35
Non-GAAP Net loss per share attributable to GitLab	$(0.18)	$(0.44)	$0.26
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

First Quarter Fiscal Year 2023 Business Highlights:

•Customers with more than $5,000 of ARR increased to 5,168, up 64% from Q1 of fiscal year 2022.
•Customers with more than $100,000 of ARR increased to 545, up 68% from Q1 of fiscal year 2022.
•Dollar-Based Net Retention Rate above 130% in Q1 of fiscal year 2023.
•Released GitLab versions 14.8, 14.9, and 14.10, marking 127 consecutive months of innovation as of April 30, 2022.
•Awarded software licensing program reseller agreements with the State of California.

Second Quarter and Fiscal Year 2023 Financial Outlook

For the second quarter of fiscal year 2023, GitLab Inc. expects (in millions, except share and per share data):

	Q2 FY 2023 Guidance	FY 2023 Guidance
Revenue	$93.5 - $94.5	$398.0 - $402.0
Non-GAAP operating loss	$(34.0) - $(33.0)	$(130.5) - $(127.5)
Non-GAAP net loss per share assuming approximately 147 million and 148 million weighted average shares outstanding as of Q2 FY2023 and FY23, respectively	$(0.24) - $(0.23)	$(0.93) - $(0.89)

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, and equity investment (gain) loss. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, June 6, 2022, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its first quarter and full year fiscal 2023 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_eGH44yj-QJWobw2wDZ764Q. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is The One DevOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, and equity investment (gain) loss. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to appropriately manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our open-source or free SaaS product offering;
• fluctuations in our operating results;
• our limited operating history;
• our ability to manage our growth effectively;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of the developing armed conflict in Ukraine on our business; and
• general economic conditions (including changes in inflation rates) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	April 30, 2022(1)	January 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$887,489	$884,672
Short-term investments	47,292	50,031
Accounts receivable, net of allowance for doubtful accounts of $491 and $1,098 as of April 30, 2022 and January 31, 2022, respectively	68,009	77,233
Deferred contract acquisition costs, current	23,904	24,363
Prepaid expenses and other current assets	17,537	15,544
Total current assets	1,044,231	1,051,843
Property and equipment, net	4,347	3,271
Equity method investment	15,615	—
Goodwill	8,145	8,145
Intangible assets, net	5,684	6,285
Deferred contract acquisition costs, non-current	13,872	14,743
Other long-term assets	7,059	7,151
TOTAL ASSETS	$1,098,953	$1,091,438
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,691	$4,984
Accrued expenses and other current liabilities	29,165	24,571
Accrued compensation and benefits	11,682	32,820
Deferred revenue, current	188,062	179,224
Total current liabilities	234,600	241,599
Deferred revenue, non-current	27,938	32,568
Other non-current liabilities	18,213	18,002
TOTAL LIABILITIES	280,751	292,169
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of April 30, 2022 and January 31, 2022, respectively; no shares issued and outstanding as of April 30, 2022 and January 31, 2022, respectively	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of April 30, 2022 and January 31, 2022, respectively; 74,049 and 27,141 shares issued and outstanding as of April 30, 2022 and January 31, 2022, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of April 30, 2022 and January 31, 2022, respectively; 73,583 and 119,747 shares issued and outstanding as of April 30, 2022 and January 31, 2022, respectively	—	—
Additional paid-in capital	1,355,224	1,320,479
Accumulated deficit	(579,436)	(553,337)
Accumulated other comprehensive income	6,306	7,724
Total GitLab stockholders’ equity	782,094	774,866
Noncontrolling interests	36,108	24,403
TOTAL STOCKHOLDERS’ EQUITY	818,202	799,269
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,098,953	$1,091,438
__________
(1) As of April 30, 2022 and January 31, 2022, the condensed consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $45.3 million and $17.7 million, respectively, and liabilities of $6.8 million and $3.7 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of the Company.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Revenue:
Subscription—self-managed and SaaS	$76,923	$44,908
License—self-managed and other	10,484	5,022
Total revenue	87,407	49,930
Cost of revenue:
Subscription—self-managed and SaaS	7,933	4,949
License—self-managed and other	1,915	1,476
Total cost of revenue	9,848	6,425
Gross profit	77,559	43,505
Operating expenses:
Sales and marketing	66,710	38,854
Research and development	31,830	21,340
General and administrative	21,892	9,339
Total operating expenses	120,432	69,533
Loss from operations	(42,873)	(26,028)
Interest income	526	54
Other income (expense), net	18,448	(1,052)
Loss before income taxes and loss from equity method investment	(23,899)	(27,026)
Loss from equity method investment, net of tax	203	—
Provision for income taxes	2,511	1,256
Net loss	$(26,613)	$(28,282)
Net loss attributable to noncontrolling interest	(514)	(345)
Net loss attributable to GitLab	$(26,099)	$(27,937)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.18)	$(0.53)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	146,643	52,744

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(26,613)	$(28,282)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	17,471	3,431
Amortization of intangible assets	581	84
Depreciation expense	558	—
Amortization of deferred contract acquisition costs	10,813	6,951
Gain from deconsolidation of Meltano Inc.	(17,798)	—
Loss from equity method investment	256	—
Unrealized foreign exchange (gain) loss	(231)	1,021
Other non-cash expense	(268)	(262)
Changes in assets and liabilities:
Accounts receivable	8,674	4,052
Prepaid expenses and other current assets	(2,158)	(1,276)
Costs deferred related to contract acquisition	(10,249)	(4,948)
Other long-term assets	(61)	(1,221)
Accounts payable	800	(272)
Accrued expenses and other current liabilities	1,569	(1,689)
Accrued compensation and benefits	(20,606)	(5,837)
Deferred revenue	6,687	6,105
Other long-term liabilities	2,419	622
Net cash used in operating activities	(28,156)	(21,521)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(47,361)	—
Proceeds from maturities of short-term investments	50,031	—
Purchases of property and equipment	(1,874)	—
Deconsolidation of Meltano Inc.	(9,620)	—
Net cash used in investing activities	(8,824)	—
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	5,317	4,129
Proceeds from short-term borrowings from a potential investor in JiHu	2,878	—
Repurchase of common stock in a tender offer	—	(590)
Contributions received from noncontrolling interests, net of issuance costs	35,528	7,491
Net cash provided by financing activities	43,723	11,030
Impact of foreign exchange on cash and cash equivalents	(3,926)	(130)
Net increase (decrease) in cash and cash equivalents	2,817	(10,621)
Cash, cash equivalents, and restricted cash at beginning of period	887,172	282,850
Cash, cash equivalents, and restricted cash at end of period	$889,989	$272,229
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$887,489	$272,229
Restricted cash, included in other long-term assets	2,500	—
Total cash, cash equivalents and restricted cash	$889,989	$272,229

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2022	2021
Gross profit on GAAP basis	$77,559	$43,505
Gross margin on GAAP basis	89%	87%
Stock-based compensation expense	790	152
Amortization of acquired intangibles	504	—
Gross profit on non-GAAP basis	$78,853	$43,657
Gross margin on non-GAAP basis	90%	87%

Sales and marketing on GAAP basis	$66,710	$38,854
Stock-based compensation expense	(7,051)	(1,439)
Sales and marketing on non-GAAP basis	$59,659	$37,415

Research and development on GAAP basis	$31,830	$21,340
Stock-based compensation expense	(5,036)	(965)
Research and development on non-GAAP basis	$26,794	$20,375

General and administrative on GAAP basis	$21,892	$9,339
Amortization of acquired intangibles	(77)	(84)
Stock-based compensation expense	(4,594)	(875)
General and administrative on non-GAAP basis	$17,221	$8,380

Loss from operations on GAAP basis	$(42,873)	$(26,028)
Stock-based compensation expense	17,471	3,431
Amortization of acquired intangibles	581	84
Loss from operations on non-GAAP basis	$(24,821)	$(22,513)

Other income (expense), net on GAAP basis	$18,448	$(1,052)
Gain from deconsolidation of Meltano Inc.	(17,798)	—
Foreign exchange (gain) loss	(860)	1,051
Other income (expense), net on non-GAAP basis	$(210)	$(1)

Net loss attributable to GitLab common stockholders on GAAP basis	$(26,099)	$(27,937)
Stock-based compensation expense	17,471	3,431
Amortization of acquired intangibles	581	84
Gain from deconsolidation of Meltano Inc.	(17,798)	—
Loss from equity method investment, net of tax	203	—
Foreign exchange (gain) loss	(860)	1,051
Net loss attributable to GitLab common stockholders on non-GAAP basis	$(26,502)	$(23,371)

Net loss per share on GAAP basis	$(0.18)	$(0.53)
Non-GAAP adjustments to net loss per share	—	0.09
Net loss per share on non-GAAP basis	$(0.18)	$(0.44)
Shares used in per share calculation - diluted on GAAP and non-GAAP basis	146,643	52,744

Media Contact:
Natasha Woods
GitLab Inc.
press@gitlab.com

Investor Contact:
Jack Andrews
GitLab Inc.
ir@gitlab.com